UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event                July 13, 2000
reported)
                                         ---------------------------------------

                              MATRIX BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


             Colorado                    0-21231              84-1233716
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


1380 Lawrence Street, Suite 1410, Denver, Colorado                     80204
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (303) 595-9898
area code
                                             -----------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On July 25, 2000, Matrix Bancorp, Inc. ("Matrix") entered into a Stock Option Agreement with Southwest Securities Group, Inc. ("SWS"), a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The Stock Option Agreement grants to SWS an option to purchase, following the occurrence of certain events relating to an acquisition of Matrix by any party other than SWS, up to 19.9 percent of the outstanding shares of capital stock of Matrix, at a price of $16.23 per share.

     The Stock Option Agreement was executed pursuant to the terms of an agreement in principle signed by Matrix and SWS on July 13, 2000, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The agreement in principle calls for the acquisition of Matrix by SWS through a tax-free exchange of stock to be accounted for as a pooling of interests, with 0.4715 shares of SWS common stock being exchanged for each outstanding share of Matrix common stock. Completion of the acquisition provided for in the agreement in principle is subject to the execution of a definitive agreement, approval by the shareholders of Matrix and SWS, the receipt of regulatory approvals, the receipt of fairness opinions and the satisfaction of other conditions stated therein.

     A copy of the joint press release issued by Matrix and SWS announcing the agreement in principle was filed by Matrix with the Securities and Exchange Commission on July 14, 2000 on Schedule 14A as Soliciting Material under ss. 240.14a-12.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS. The following exhibits are filed herewith:

          2.1 Agreement in Principle, dated July 13, 2000, between Southwest Securities Group, Inc. and Matrix Bancorp, Inc.

          2.2 Stock Option Agreement, dated July 25, 2000, between Southwest Securities Group, Inc. and Matrix Bancorp, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  July 26, 2000
                                          MATRIX BANCORP, INC.


                                          By: /s/ David W. Kloos
                                             David W. Kloos
                                             Chief Financial Officer